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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


  We consent to the incorporation by reference in the Registration Statement on Form S-8 of Craig Corporation of our report dated March 31, 1999, with respect to the consolidated financial statements of Craig Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.



                                /s/ Ernst & Young LLP


Los Angeles, California
January 9, 2001